                                                                    EXHIBIT 10.3
                              OVERHILL FARMS, INC.

                                 2005 STOCK PLAN

                       RESTRICTED STOCK PURCHASE AGREEMENT

         Unless otherwise defined herein, the terms defined in the 2005 Stock Plan of Overhill Farms, Inc. ("PLAN") shall have the same defined meanings in this Restricted Stock Purchase Agreement ("AGREEMENT").

I.       NOTICE OF GRANT OF STOCK PURCHASE RIGHT
         ---------------------------------------

         NAME:    ___________________________

         ADDRESS: ___________________________

                  ___________________________

         You have been granted a Stock Purchase Right, subject to the terms and conditions of the Plan and this Agreement, as follows:

         Grant Number                                ___________________________


         Date of Grant                               ___________________________


         Exercise Price per Share                    ___________________________


         Total Number of Shares                      ___________________________


         Aggregate Exercise Price                    ___________________________


         Expiration Date                             ___________________________


         YOU MUST EXERCISE THIS STOCK PURCHASE RIGHT BEFORE THE EXPIRATION DATE OR IT WILL TERMINATE AND YOU WILL HAVE NO FURTHER RIGHT TO PURCHASE THE SHARES.

NON-TRANSFERABILITY OF STOCK PURCHASE RIGHT.
--------------------------------------------

         This Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution, and may be exercised during your lifetime only by you. The terms of the Plan and this Agreement shall be binding upon your executors, administrators, heirs, successors and assigns.

         [NOTE: PLAN GIVES COMMITTEE DISCRETION TO PERMIT TRANSFERS OF STOCK PURCHASE RIGHTS, IF DESIRED.]

II.      AGREEMENT

         1. SALE OF STOCK. The Company hereby agrees to sell to the individual named in the Notice of Grant of Stock Purchase Right ("PURCHASER"), and Purchaser hereby agrees to purchase the number of Shares set forth in the Notice of Grant of Stock Purchase Right, at the exercise price per share set forth in the Notice of Grant of Stock Purchase Right (the "EXERCISE PRICE"), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 18 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Agreement, the terms and conditions of the Plan shall prevail.

         2. PAYMENT OF PURCHASE PRICE. Purchaser herewith delivers to the Company the aggregate Exercise Price for the Shares by cash, certified or cashier's check payable to the order of the Company [OR PROMISSORY NOTE MADE BY THE OPTIONEE IN FAVOR OF THE COMPANY,] or any combination of the foregoing.

         3. REPURCHASE OPTION.

                  (a) If Purchaser's continuous status as an Eligible Person terminates for any or no reason (including death or Disability), the Company shall, upon the date of termination (as reasonably fixed and determined by the Company), have an irrevocable, exclusive option for a period of ninety (90) days from such date to repurchase up to that number of shares which constitutes the Unreleased Shares (as defined in SECTION 4) at the Exercise Price per share (the "REPURCHASE PRICE") (the "REPURCHASE OPTION").

                  (b) The Repurchase Option shall be exercised by the Company by delivering written notice to Purchaser or Purchaser's executor (with a copy to the Escrow Holder (as defined in SECTION 6)) AND, at the Company's option, (i) by delivering to Purchaser or Purchaser's executor a check in the amount of the aggregate Repurchase Price, or (ii) by the Company canceling an amount of Purchaser's indebtedness to the Company equal to the aggregate Repurchase Price, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals such aggregate Repurchase Price. Upon delivery of the notice and the payment of the aggregate Repurchase Price in any of the ways described above, the Company shall become the legal and beneficial owner of the Unreleased Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Unreleased Shares being repurchased by the Company.

                  (c) Whenever the Company has the right to repurchase the Unreleased Shares hereunder, the Company may designate and assign one or more employees, officers, directors or stockholders of the Company or other persons or organizations to exercise all or a part of the Company's Repurchase Option to purchase all or a part of the Unreleased Shares. If the Fair Market Value of the Unreleased Shares to be repurchased on the date of designation or assignment (the "REPURCHASE FMV") exceeds the aggregate Repurchase Price of the Unreleased Shares, then each designee or assignee shall pay the Company cash equal to the difference between the Repurchase FMV and the aggregate Repurchase Price of Unreleased Shares to be purchased.

                  (d) If the Company or its assignee does not elect to exercise the Repurchase Option conferred above by giving the requisite notice within ninety (90) days following Purchaser's termination as an Eligible Person, the Repurchase Option shall terminate.

         4. RELEASE OF SHARES FROM REPURCHASE OPTION.

                  (a) [ONE-FOURTH (1/4)] of the Shares shall be released from the Company's Repurchase Option [TWELVE (12)] months following the Date of Grant (as set forth in the Notice of Grant of Stock Purchase Right) and [ONE FORTY-EIGHTH (1/48)] of the Shares shall be released each month thereafter, provided in each case that Purchaser's continuous status as an Eligible Person has not terminated prior to the date of any release. [THIS IS A FOUR YEAR LAPSE SCHEDULE WITH WITH NO LAPSING UNTIL THE FIRST ANNIVERSARY AND EQUAL MONTHLY LAPSING THEREAFTER; NOTE THAT THE PLAN GIVES THE COMMITTEE DISCRETION TO ESTABLISH WHATEVER LAPSE SCHEDULE IT DEEMS APPROPRIATE.]

                  (b) Any of the Shares which have not yet been released from the Company's Repurchase Option are referred to herein as "UNRELEASED SHARES."

                  (c) The Shares which have been released from the Company's Repurchase Option shall be delivered to Purchaser at Purchaser's request (see
Section 6).

         5. RESTRICTION ON TRANSFER. Except for the escrow described in Section 6 or transfer of the Shares to the Company or its assignees contemplated by this Agreement, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until the release of the Shares from the Company's Repurchase Option in accordance with the provisions of this Agreement, other than (a) by will, (b) by the laws of descent and distribution, or (c) to family members (within the meaning of Rule 701 under the Securities Act of 1933) through gifts or domestic relations orders, as permitted by Rule 701 under the Securities Act of 1933.

         6. ESCROW OF SHARES.

                  (a) To ensure the availability for delivery of Purchaser's Unreleased Shares upon exercise of the Repurchase Option by the Company, Purchaser shall, upon execution of this Agreement, deliver and deposit with an escrow holder designated by the Company (the "ESCROW HOLDER") the share certificates representing the Unreleased Shares, together with the Assignment Separate from Certificate (the "STOCK ASSIGNMENT") duly endorsed in blank, attached hereto as EXHIBIT A-1. The Unreleased Shares and Stock Assignment shall be held by the Escrow Holder, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached as EXHIBIT A-2 hereto, until the Company's Repurchase Option expires.

                  (b) The Escrow Holder shall not be liable for any act it may do or omit to do with respect to holding the Unreleased Shares in escrow and while acting in good faith and in the exercise of its judgment.

                  (c) If the Company or any assignee exercises its Repurchase Option hereunder, the Escrow Holder, upon receipt of written notice of the option exercise from the proposed transferee, shall take all steps necessary to accomplish the transfer.

                  (d) When the Repurchase Option has been exercised or expires unexercised or a portion of the Shares has been released from the Repurchase Option, upon Purchaser's request the Escrow Holder shall promptly cause a new certificate to be issued for such released Shares and shall deliver the certificate to the Company or Purchaser, as the case may be.

                  (e) Subject to the terms hereof, Purchaser shall have rights equivalent to those of a stockholder with respect to the Shares while they are held in escrow, including without limitation, the right to vote the Shares and receive any cash dividends declared thereon. (

                  f) If, from time to time during the term of the Company's Repurchase Option, there is (i) any stock dividend, stock split or other change in the Shares or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which Purchaser is entitled by reason of Purchaser's ownership of the Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as "Shares" for purposes of this Agreement and the Company's Repurchase Option.

         7. TAX CONSEQUENCES. Set forth below is a brief summary as of the date of grant of this Stock Purchase Right of some of the federal tax consequences of exercise of this Stock Purchase Right and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE.

                  (a) EXERCISE OF STOCK PURCHASE RIGHT. Generally, no income will be recognized by Purchaser in connection with the exercise of the stock purchase right for shares subject to the Repurchase Option, unless an election under Section 83(b) of the Internal Revenue code is filed with the Internal Revenue Service within thirty (30) days of the date of exercise of the right to purchase stock. The form for making this election is attached as EXHIBIT A-3 hereto. Otherwise, as the Company's repurchase right lapses, Purchaser will recognize compensation income in an amount equal to the difference between the Fair Market Value of the stock at the time the Company's repurchase right lapses and the amount paid for the stock, if any (the "SPREAD"). If Purchaser is an Employee or former Employee, the Spread will be subject to tax withholding by the Company, and the Company will be entitled to a tax deduction in the amount at the time Purchaser recognizes ordinary income with respect to a Stock Purchase Right.

                  (b) DISPOSITION OF SHARES. Upon disposition of the Shares, any gain or loss is treated as capital gain or loss. If the Shares are held for at least one (1) year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. Long-term capital gains are grouped and netted by holding periods. Net capital gains on assets held for more than twelve (12) months is presently capped at fifteen percent (15%). Capital losses are allowed in full against capital gains, and up to $3,000 against other income.

         PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON PURCHASER'S BEHALF.

         8. NO GUARANTEE OF CONTINUED SERVICE. PURCHASER ACKNOWLEDGES AND AGREES THAT THE RELEASE OF SHARES FROM THE REPURCHASE OPTION OF THE COMPANY PURSUANT TO
SECTION 4 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN ELIGIBLE PERSON AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED OR PURCHASING SHARES HEREUNDER). PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN ELIGIBLE PERSON FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH PURCHASER'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE PURCHASER'S RELATIONSHIP AS AN ELIGIBLE PERSON AT ANY TIME, WITH OR WITHOUT CAUSE.

         9. NOTICES. Any notice, demand or request required or permitted to be given by either the Company or Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

         Any notice to the Escrow Holder shall be sent to the Company's address with a copy to the other party not sending the notice.

         10. NO WAIVER. Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

         11. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Purchaser and his or her heirs, executors, administrators, successors and assigns.

         12. INTERPRETATION. Any dispute regarding the interpretation of this Agreement shall be submitted by Purchaser or by the Company forthwith to the Committee which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Committee shall be final and binding on all parties.

         13. GOVERNING LAW. The corporate laws of the State of Nevada shall govern all issues concerning the relative rights of the Company and its security holders under this Agreement. All other questions and obligations under this Agreement shall be construed and enforced in accordance with the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California. In any action, dispute, litigation or other proceeding concerning this Agreement (including arbitration), exclusive jurisdiction shall be with the courts of California, with the County of Los Angeles being the sole venue for the bringing of the action or proceeding.

         14. ENTIRE AGREEMENT. The Plan is incorporated herein by reference. This Agreement (including the exhibits referenced herein) and the Plan constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to Purchaser's interest except by means of a writing signed by the Company and Purchaser.

         By Purchaser's signature below, Purchaser represents that he or she is familiar with the terms and provisions of the Plan, and hereby accepts this Agreement subject to all of the terms and provisions thereof. Purchaser has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Purchaser agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. Purchaser further agrees to notify the Company upon any change in the residence indicated in the Notice of Grant of Stock Purchase Right.

PURCHASER                                OVERHILL FARMS, INC.


________________________________         By:  ______________________________
Signature

________________________________         Title:_____________________________
Print Name

                                   EXHIBIT A-1
                                   -----------

                      ASSIGNMENT SEPARATE FROM CERTIFICATE



         FOR VALUE RECEIVED I, __________________________, hereby sell, assign and transfer unto ___________________________ (__________) shares of the Common
Stock of Overhill Farms, Inc. standing in my name of the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint ______________________________ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

         This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement between Overhill Farms, Inc. and the undersigned dated ______________, ____.


Dated: _______________, _____              Signature:___________________________














INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its Repurchase Option as set forth in the Agreement, without requiring additional signatures on the part of Purchaser.

                                   EXHIBIT A-2
                                   -----------

                            JOINT ESCROW INSTRUCTIONS


____________________, ____

Corporate Secretary

Overhill Farms, Inc.
272 E. Vernon Avenue
Vernon, California 90058

Dear ______________________:

         As Escrow Agent for both Overhill Farms, Inc. (the "COMPANY") and the undersigned purchaser of stock of the Company ("PURCHASER"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of the Restricted Stock Purchase Agreement ("AGREEMENT") between the Company and the undersigned, in accordance with the following instructions:

         1. If the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "COMPANY") exercises the Company's repurchase option set forth in the Agreement (the "REPURCHASE OPTION"), the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of the notice.

         2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company's Repurchase Option.

         3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser's attorney-in-fact and agent for the term of this escrow to execute with respect to the securities all documents necessary or appropriate to make the securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a shareholder of the Company while the stock is held by you.

         4. Upon written request of Purchaser, but no more than once per calendar year, unless the Company's Repurchase Option has been exercised, you will deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Company's Repurchase Option. Within ninety (90) days after cessation of Purchaser's continuous employment by or services to the Company, or any subsidiary of the Company, you will deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company's Repurchase Option.

         5. If at the time of termination of this escrow you should have in your possession any documents, securities or other property belonging to Purchaser, you shall deliver all of it to Purchaser and shall be discharged of all further obligations hereunder.

         6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

         7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of your good faith.

         8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

         9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

         10. You shall not be liable for the outlawing of any rights under the statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

         11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

         12. Your responsibilities as Escrow Agent hereunder shall terminate if you cease to be an officer or agent of the Company or if you resign by written notice to each party. In the event of any termination, the Company shall appoint a successor Escrow Agent.

         13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing these instruments.

         14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until the disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any the proceedings.

         15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten (10) days' advance written notice to each of the other parties hereto.

         COMPANY:                           Overhill Farms, Inc.
                                            2727 E. Vernon Avenue
                                            Vernon, California 90058

         PURCHASER:                         ___________________________
                                            ___________________________
                                            ___________________________

         ESCROW AGENT:                      Corporate Secretary
                                            Overhill Farms, Inc.
                                            2727 E. Vernon Avenue
                                            Vernon, California 90058

         16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

         17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

         18. The Restricted Stock Purchase Agreement is incorporated herein by reference. These Joint Escrow Instructions, the 2005 Stock Plan and the Restricted Stock Purchase Agreement (including the exhibits referenced therein) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Escrow Agent, Purchaser and the Company with respect to the subject matter hereof, and may not be modified except by means of a writing signed by the Escrow Agent, Purchaser and the Company.

         19. The corporate laws of the State of Nevada shall govern all issues concerning the relative rights of the Company and its security holders under these Joint Escrow Instructions. All other questions and obligations under these Joint Escrow Instructions shall be construed and enforced in accordance with the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California. In any action, dispute, litigation or other proceeding concerning these Joint Escrow Instructions (including arbitration), exclusive jurisdiction shall be with the courts of California, with the County of Los Angeles being the sole venue for the bringing of the action or proceeding.

                                                     Very truly yours,

                                                     OVERHILL FARMS, INC.


                                                     By:________________________

                                                     Title:_____________________


                                                     PURCHASER:


                                                     ___________________________
                                                     (Signature)


                                                     ___________________________
                                                     (Typed or Printed Name)

ESCROW AGENT:


_____________________________
Corporate Secretary

                                   EXHIBIT A-3
                                   -----------
                          ELECTION UNDER SECTION 83(b)
                          ----------------------------
                      OF THE INTERNAL REVENUE CODE OF 1986
                      ------------------------------------

The undersigned taxpayer hereby elects, pursuant to the above-referenced Federal Tax Internal Revenue code, to include in taxpayer's gross income for the current taxable year, the amount of any compensation taxable to taxpayer in connection with his receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

         NAME:                        TAXPAYER:                     SPOUSE:

         ADDRESS:

         IDENTIFICATION NO.:          TAXPAYER:                     SPOUSE:

         TAXABLE YEAR:

2. The property with respect to which the election is made is described as follows: _________ shares (the "Shares") of the Common Stock of Overhill Farms, Inc., a Nevada corporation (the "Company").

3.       The date on which the property was transferred is: _____________, ____.

4.       The property is subject to the following restrictions:

         The Shares may be repurchased by the Company, or its assignee, on certain events. This right lapses with regard to a portion of the Shares based on the continued performance of services by the taxpayer over time.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is:
         $______________

6.       The amount (if any) paid for such property is:

         $______________

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of the property is the person performing the services in connection with the transfer of the property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated: _______________, ____                                ____________________

                                                            __________, Taxpayer
The undersigned spouse of taxpayer joins in this election.

Dated: _______________, ____                                ____________________
                                                            Spouse of Taxpayer